Exhibit 10.5

May 26, 2005

BRIAN GALLAGHER
3 MICHAEL WAY
PENNINGTON, NJ  08534

Dear BRIAN GALLAGHER:

Pursuant to the terms and conditions of the company’s 1996 COLLAGENEX STOCK OPT PLAN (the “Plan”), you have been granted a Non-Qualified Stock Option to purchase 12,000 shares (the “Option”) of stock as outlined below.

Granted To:	BRIAN GALLAGHER

Grant Date:	May 25, 2005

Options Granted:	12,000

Option Price per Share:	$4.5800 Total Cost to Exercise: $54,960.0000

Expiration Date:	May 25, 2015

Vesting Schedule:	25% per year for 4 years

3,000 on 05/25/2006
3,000 on 05/25/2007
3,000 on 05/25/2008
3,000 on 05/25/2009

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan.  I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature:	/s/ BRIAN GALLAGHER	Date: July 6, 2005

BRIAN GALLAGHER

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

41 University Drive, Newtown, PA 18940
215-579-7388 (voice) • 215-579-8577 (fax)